                                                                    EXHIBIT 12.1


CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TOTAL ENTERPRISE

                                                                       6 MOS. ENDED   6 MOS. ENDED     YEAR ENDED      YEAR ENDED
                                                                         9/30/2002      9/30/2001      3/31/2002       3/31/2001
                                                                      -------------- --------------  --------------  --------------
FIXED CHARGES
----------------------------------------------------------------------

(A) Interest Expensed  and Capitalized                                $      159,262 $      140,824  $      287,628  $      197,679

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness                       included in(A) included in(A)  included in(A)  included in(A)

(C) An estimate of the interest within
    rental expense                                                             8,372          8,282          11,043          12,839

(D) Preference security dividend requirements
    of consolidated subsidiaries                                                 N/A            N/A             N/A             N/A

Additional Adjustments:
    External Interest (CMO's)                                                     --             --              --              --
    Amortization of discount and capitalized expense (CMO's)                      --             --              --              --
                                                                      -------------- --------------  --------------  --------------

TOTAL FIXED CHARGES                                                   $      167,634 $      149,106  $      298,671  $      210,518
                                                                      ============== ==============  ==============  ==============


EARNINGS
----------------------------------------------------------------------

ADD:
(A) Pre-tax earnings                                                         290,769        270,300         618,765         436,331

Add back: minority interest in consolidated subsidiaries                      17,383          9,070          20,776          32,415

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                                      (3,670)        (7,166)        (18,739)         (4,616)
Subtract: JV earnings if earnings exceed
          distributions (add back all losses)                                    317          1,074          (4,267)            786


                                                                             304,799        273,278         616,535         464,916

(B) Add back: fixed charges                                                  167,634        149,106         298,671         210,518

(C) Add back: Amortization of capitalized interest                            18,805         15,351          48,229          46,608

(D) Add back: distributed income of equity investee                              N/A            N/A             N/A             N/A

(E) Your share of pre-tax losses of equity investees for which charges arising from guarantees are included
    in fixed charges                                                              --             --              --              --
                                                                      -------------- --------------  --------------  --------------

                                                                             491,238        437,735         963,435         722,042

SUBTRACT
(A) Capitalized Interest                                                     (36,998)       (23,798)        (60,946)        (52,646)

(B) Preference security dividend requirements of
    consolidated subsidiaries                                                    N/A            N/A             N/A             N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                          --             --              --              --
                                                                      -------------- --------------  --------------  --------------

                                                                             (36,998)       (23,798)        (60,946)        (52,646)
                                                                      -------------- --------------  --------------  --------------

NET EARNINGS                                                          $      454,240 $      413,937  $      902,489  $      669,396
                                                                      ============== ==============  ==============  ==============



RATIO OF EARNINGS TO FIXED CHARGES                                            2.71 X         2.78 X          3.02 X          3.18 X




                                                                        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                                        3/31/2000        3/31/1999         3/31/1998
                                                                      --------------   --------------    --------------
FIXED CHARGES
----------------------------------------------------------------------

(A) Interest Expensed  and Capitalized                                $      128,520   $      118,451    $       78,128

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness                       included in(A)   included in(A)     included in(A)

(C) An estimate of the interest within
    rental expense                                                             8,357           10,457             7,886

(D) Preference security dividend requirements
    of consolidated subsidiaries                                                 N/A              N/A               N/A

Additional Adjustments:
    External Interest (CMO's)                                                     --               --                --
    Amortization of discount and capitalized expense (CMO's)                      --               --                --
                                                                      --------------   --------------    --------------

TOTAL FIXED CHARGES                                                   $      136,877   $      128,908    $       86,014
                                                                      ==============   ==============    ==============


EARNINGS
----------------------------------------------------------------------

ADD:
(A) Pre-tax earnings                                                         416,861          373,294           231,634

Add back: minority interest in consolidated subsidiaries                      64,772           53,613            43,447

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                                        (456)            (430)           (3,577)
Subtract: JV earnings if earnings exceed
          distributions (add back all losses)                                    101              418               757


                                                                             481,278          426,895           272,261

(B) Add back: fixed charges                                                  136,877          128,908            86,014

(C) Add back: Amortization of capitalized interest                                --               --                --

(D) Add back: distributed income of equity investee                              N/A              N/A               N/A

(E) Your share of pre-tax losses of equity investees for which charges arising from guarantees are included
    in fixed charges                                                              --               --                --
                                                                      --------------   --------------    --------------

                                                                             618,155          555,803           358,275

SUBTRACT
(A) Capitalized Interest                                                          --               --                --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                                    N/A              N/A               N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                          --               --                --
                                                                      --------------   --------------    --------------

                                                                                  --               --                --
                                                                      --------------   --------------    --------------

NET EARNINGS                                                          $      618,155   $      555,803    $      358,275
                                                                      ==============   ==============    ==============



RATIO OF EARNINGS TO FIXED CHARGES                                            4.52 X           4.31 X            4.17 X

CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
CENTEX (EXCLUDING FINANCIAL SERVICES)

                                                                       6 MOS. ENDED   6 MOS. ENDED    YEAR ENDED     YEAR ENDED
                                                                         9/30/2002      9/30/2001      3/31/2002     3/31/2001
                                                                       -------------  -------------  -------------  -------------
FIXED CHARGES
----------------------------------------------------------------------

(A) Interest Expensed and Capitalized                                  $      68,928  $      65,031  $     128,483  $     105,107

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness                       included in(A) included in(A) included in(A) included in(A)

(C) An estimate of the interest within
    rental expense                                                             5,474          5,522         11,043          9,645

(D) Preference security dividend requirements
    of consolidated subsidiaries                                                 N/A            N/A            N/A            N/A
                                                                       -------------  -------------  -------------  -------------


TOTAL FIXED CHARGES                                                    $      74,402  $      70,553  $     139,526  $     114,752
                                                                       =============  =============  =============  =============


EARNINGS
----------------------------------------------------------------------

ADD:
(A) Pre-tax earnings                                                         290,769        270,300        618,765        436,331

Add back: minority interest in consolidated subsidiaries                      17,383          9,070         20,776         32,415

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                              (60,881)       (54,431)      (114,733)       (19,667)
Subtract: CDC earnings (add back losses)                                      (3,670)        (7,166)       (18,739)        (4,616)
Subtract: JV earnings if earnings exceed
          distributions (add back all losses)                                    317          1,074         (4,267)           786
                                                                       -------------  -------------  -------------  -------------

                                                                             243,918        218,847        501,802        445,249

(B) Add back: fixed charges                                                   74,402         70,553        139,526        114,752

(C) Add back: Amortization of capitalized interest                            18,805         15,351         48,229         46,608

(D) Add back: distributed income of equity investee                              N/A            N/A            N/A            N/A

(E) Your share of pre-tax losses of equity investees for which charges arising from guarantees are included
    in fixed charges                                                              --             --             --             --
                                                                       -------------  -------------  -------------  -------------

                                                                             337,125        304,751        689,557        606,609

SUBTRACT
(A) Capitalized Interest                                                     (36,998)       (23,798)       (60,946)       (52,646)

(B) Preference security dividend requirements of
    consolidated subsidiaries                                                    N/A            N/A            N/A            N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                          --             --             --             --
                                                                       -------------  -------------  -------------  -------------

                                                                             (36,998)       (23,798)       (60,946)       (52,646)
                                                                       -------------  -------------  -------------  -------------

TOTAL EARNINGS                                                         $     300,127  $     280,953  $     628,611  $     553,963
                                                                       =============  =============  =============  =============



RATIO OF EARNINGS TO FIXED CHARGES                                            4.03 X         3.98 X         4.51 X         4.83 X




                                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        3/31/2000      3/31/1999      3/31/1998
                                                                       -------------  -------------  -------------
FIXED CHARGES
----------------------------------------------------------------------

(A) Interest Expensed and Capitalized                                  $      66,844  $      41,581  $      33,256

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness                       included in(A) included in(A) included in(A)

(C) An estimate of the interest within
    rental expense                                                             7,950          6,262          4,914

(D) Preference security dividend requirements
    of consolidated subsidiaries                                                 N/A            N/A            N/A
                                                                       -------------  -------------  -------------


TOTAL FIXED CHARGES                                                    $      74,794  $      47,843  $      38,170
                                                                       =============  =============  =============


EARNINGS
----------------------------------------------------------------------

ADD:
(A) Pre-tax earnings                                                         416,861        373,294        231,634

Add back: minority interest in consolidated subsidiaries                      64,772         53,613         43,447

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                              (32,474)       (92,309)       (31,371)
Subtract: CDC earnings (add back losses)                                        (456)          (430)        (3,577)
Subtract: JV earnings if earnings exceed
          distributions (add back all losses)                                    101            418            757
                                                                       -------------  -------------  -------------

                                                                             448,590        334,383        240,699

(B) Add back: fixed charges                                                   74,794         47,843         38,170

(C) Add back: Amortization of capitalized interest                                --             --             --

(D) Add back: distributed income of equity investee                              N/A            N/A            N/A

(E) Your share of pre-tax losses of equity investees for which charges arising from guarantees are included
    in fixed charges                                                              --             --             --
                                                                       -------------  -------------  -------------

                                                                             523,384        382,226        278,869

SUBTRACT
(A) Capitalized Interest                                                          --             --             --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                                    N/A            N/A            N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                          --             --             --
                                                                       -------------  -------------  -------------

                                                                                  --             --             --
                                                                       -------------  -------------  -------------

TOTAL EARNINGS                                                         $     523,384  $     382,226  $     278,869
                                                                       =============  =============  =============



RATIO OF EARNINGS TO FIXED CHARGES                                            7.00 X         7.99 X         7.31 X